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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2004
                                                  ----------------

                               THE SCOTTS COMPANY
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             (Exact name of registrant as specified in its charter)

          Ohio                           1-13292                 31-1414921
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(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

                  14111 Scottslawn Road, Marysville, Ohio 43041
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               (Address of principal executive offices) (Zip Code)

                                 (937) 644-0011
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

On December 8, 2004, the Registrant filed a Current Report on Form 8-K ("Form 8-K")to report that the Registrant's Audit Committee had dismissed the Registrant's then current independent registered public accounting firm, PricewaterhouseCoopers LLP ("PwC"). This Amendment to the Form 8-K ("Amended Form 8-K/A") is being filed to report the Registrant's engagement of Deloitte & Touche LLP as the Company's independent registered public accounting firm, effective as of December 17, 2004, to report a reportable condition in accordance with Item 304 (a)(1)(v)(D) of Regulation S-K and to file a copy of PwC's letter, dated December 17, 2004, stating its agreement with the statements contained in this Amended Form 8-K.


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Section 4 - Matters Related to Accountants and Financial Statements

         Item 4.01. Changes in Registrant's Certifying Accountant.

         At a meeting held on December 2, 2004, the Audit Committee of The Scotts Company (the "Company") dismissed the current independent registered public accounting firm, PricewaterhouseCoopers LLP ("PwC") and approved the engagement of Deloitte & Touche LLP ("Deloitte") as the Company's independent registered public accounting firm. Deloitte accepted the engagement as the Company's independent registered public accounting firm effective as of December 17, 2004.

         PwC's reports on the Company's consolidated financial statements for each of the fiscal years ended September 30, 2004 and 2003 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle.

         During the Company's fiscal years ended September 30, 2004 and 2003, and the subsequent interim period from October 1, 2004 through December 2, 2004,
(a) there were no disagreements between the Company and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to PwC's satisfaction, would have caused PwC to make reference to the subject matter in connection with PwC's reports on the Company's consolidated financial statements for such years; and
(b) there were no reportable events as defined in Item 304(a)(1)(v) of SEC Regulation S-K, except for the open consultation discussed below.

         As of the date of PwC's dismissal as the Company's independent registered public accounting firm, PwC and the Company had an open consultation regarding the appropriate accounting treatment for an approximately $3,000,000 liability resulting from a bonus pool related to an acquisition made during the first quarter of the Company's 2005 fiscal year. At the time of their dismissal, PwC did not have sufficient information to reach a conclusion on the appropriate accounting for this matter. Management has not yet determined the appropriate accounting treatment for the matter and will consult with Deloitte prior to making any such determination. Since this matter was not resolved prior to PwC's dismissal, this matter is considered a reportable event under Item 304(a)(1)(v)(D) of Regulation S-K.

          During the fiscal years ended September 30, 2004 and 2003 and through the date hereof, the Company did not consult with Deloitte & Touche LLP regarding any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of SEC Regulation S-K.

         The Company provided PwC with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of PwC's letter, dated December 17, 2004, stating its agreement with such statements.



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Section 9 - Financial Statements and Exhibits

         Item 9.01.  Financial Statements and Exhibits.

                  (a)      Financial statements of businesses acquired:

                           Not applicable.

                  (b)      Pro forma financial information:

                           Not applicable.

                  (c)      Exhibits:

                           Exhibit No.    Description
                           -----------    -----------

                              16 Letter to the Securities and Exchange Commission from PricewaterhouseCoopers
                                          LLP, dated December 17, 2004



                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           THE SCOTTS COMPANY


Dated:  December 17, 2004                  By:  /s/ Christopher L. Nagel
                                               --------------------------------
                                           Printed Name:  Christopher L. Nagel
                                           Title:  Executive Vice President and
                                                   Chief Financial Officer


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                                INDEX TO EXHIBITS


                           Current Report on Form 8-K
                             Dated December 17, 2004

                               The Scotts Company


Exhibit No.         Description
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    16              Letter to the Securities and Exchange Commission from
                    PricewaterhouseCoopers LLP, dated December 17, 2004



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